Exhibit 99.1

Non-GAAP Financial Measures

This Exhibit 99.1 includes Non-GAAP financial measures for:

•	operating profit (loss)

•	net earnings (loss)

•	earnings (loss) per diluted share

•	earnings before interest, taxes, depreciation, and amortization (“EBITDA”)

•	gross margins

Reconciliations of each of these Non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in: (i) the “Reconciliation of GAAP to Non-GAAP Operating Profit (Loss), Adjusted EBITDA, Net Earnings (Loss) and Earnings (Loss) Per Share”, (ii) the “Reconciliation of GAAP to Non-GAAP Operating Profit (Loss)”, and (iii) the “Reconciliation of GAAP to Non-GAAP Gross Margins”, each of which is included in this Exhibit 99.1.

Our Non-GAAP measures should be read in conjunction with the corresponding GAAP measures. The Non-GAAP measures should be considered in addition to and not as an alternative or substitute for the measures prepared in accordance with generally accepted accounting principles.

Supplemental Information about EBITDA and Adjusted EBITDA calculation

Intermec is providing disclosure of the reconciliation of certain Non-GAAP financial measures used in our financial reporting and within our press release, among other places, to our comparable financial measures on a U.S. GAAP basis. The Company believes that these Non-GAAP financial measures provide investors the additional information to evaluate financial performance in a way that is comparable to measures reported by other technology companies.

Earnings before interest, taxes, depreciation, and amortization (“EBITDA”) is net income/loss before provisions for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered an alternative to, or more meaningful than, income before income taxes, cash flow from operations, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of adjusted EBITDA adds back the non-cash effect of stock-based compensation as accounted for under ACS 718 as we believe this is a meaningful view of our true cash earnings. Adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this Non-GAAP measure in the same manner.

INTERMEC, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	June 30, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$94,713	$85,169
Short-term investments	258	197
Accounts receivable, net	106,914	118,647
Inventories	98,227	110,168
Current deferred tax assets, net	7,062	7,225
Other current assets	20,904	24,592

Total current assets	328,078	345,998
Deferred tax assets, net	7,843	8,514
Goodwill	92,353	92,353
Intangibles, net	38,230	44,742
Property, plant and equipment, net	39,874	44,327
Other assets, net	20,738	20,336

Total assets	$527,116	$556,270

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$64,574	$76,440
Payroll and related expenses	21,251	22,410
Accrued expenses	37,366	38,149
Deferred revenue	60,717	51,898
Finance lease obligation	2,097	2,460

Total current liabilities	186,005	191,357
Long-term debt	65,000	65,000
Long-term financing lease obligation	—	831
Pension and other postretirement benefits liabilities	128,145	125,546
Long-term deferred revenue	35,543	33,186
Other long-term liabilities	13,329	13,730
Commitments and contingencies
Shareholders’ equity:
Common stock (250,000 shares authorized, 63,928 and 63,453 shares issued and 60,802 and 60,354 outstanding)	643	639
Additional paid-in capital	708,714	705,755
Accumulated deficit	(515,931)	(492,830)
Accumulated other comprehensive loss	(94,332)	(86,944)

Total shareholders’ equity	99,094	126,620

Total liabilities and shareholders’ equity	$527,116	$556,270

INTERMEC, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Revenues:
Product	$150,398	$159,984	$307,877	$298,000
Service	41,743	40,967	83,654	82,629

Total revenues	192,141	200,951	391,531	380,629
Costs and expenses:
Cost of product revenues	93,134	100,920	194,619	192,998
Cost of service revenues	21,545	20,834	43,283	42,509
Research and development	22,187	20,431	43,212	40,440
Selling, general and administrative	62,431	61,412	129,056	127,419
Impairment of goodwill	—	32,369	—	47,294
Gain on sale of assets	—	(1,255)	—	(2,655)
Restructuring costs	—	5,598	115	5,598

Total costs and expenses	199,297	240,309	410,285	453,603
Operating loss	(7,156)	(39,358)	(18,754)	(72,974)
Interest income	53	80	56	201
Interest expense	(565)	(882)	(1,326)	(1,632)

Loss before income taxes	(7,668)	(40,160)	(20,024)	(74,405)
Income tax expense	1,917	3,142	3,078	210,987

Net loss	(9,585)	(43,302)	$(23,102)	$(285,392)

Basic loss per share	$(0.16)	$(0.72)	$(0.38)	$(4.75)
Diluted loss per share	$(0.16)	$(0.72)	$(0.38)	$(4.75)
Shares used in computing basic loss per share	60,841	60,251	60,417	60,140
Shares used in computing diluted loss per share	60,841	60,251	60,417	60,140

INTERMEC, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Six Months Ended
	June 30, 2013	July 1, 2012
Cash and cash equivalents at beginning of the period	$85,169	$95,108
Cash flows from operating activities:
Net loss	(23,102)	(285,392)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	15,743	18,015
Deferred taxes	576	211,321
Stock-based compensation	3,543	3,125
Impairment of goodwill	—	47,294
Gain on sale of assets	—	(2,655)
Gain on company owned life insurance	—	(1,174)
Change in pension and other postretirement plans	(493)	(1,963)
Changes in operating assets and liabilities:
Accounts receivable	8,630	7,363
Inventories	11,675	5,032
Other current assets	3,274	(4,703)
Accounts payable	(11,628)	(20,281)
Payroll and related expenses	(773)	(5,736)
Accrued expenses	(201)	(8,854)
Deferred revenue	12,553	13,041
Change in other long-term liabilities	(308)	(739)
Other operating activities	(484)	(493)

Net cash provided by (used in) operating activities	19,005	(26,799)

Cash flows from investing activities:
Additions to property, plant and equipment	(5,214)	(4,551)
Proceeds from sale of assets	—	2,359
Proceeds from company owned life insurance	—	8,962
Other investing activities	(682)	(346)

Net cash (used in) provided by investing activities	(5,896)	6,424

Cash flows from financing activities:
Proceeds from issuance of debt	15,000	—
Repayment of debt	(15,000)	—
Financing lease obligation	(1,194)	—
Stock options exercised and other	(580)	1,034

Net cash (used in) provided by financing activities	(1,774)	1,034

Effect of exchange rate changes on cash and cash equivalents	(1,791)	(1,056)

Net change in cash and cash equivalents	9,544	(20,397)

Cash and cash equivalents at end of the period	$94,713	$74,711

INTERMEC, INC.

RECONCILIATION OF GAAP TO NON-GAAP OPERATING PROFIT (LOSS) AND ADJUSTED EBITDA

NET EARNINGS (LOSS) AND EARNINGS (LOSS) PER SHARE

(Unaudited)

(In millions, except per share amounts)

	Three Months Ended June 30, 2013			Three Months Ended July 1, 2012
	Operating Income (loss)	Net earnings (loss)	Earnings (loss) per share	Operating Income (loss)	Net earnings (loss)	Earnings (loss) per share
Operating loss as reported	$(7.2)	$(9.6)	$(0.16)	$(39.4)	$(43.3)	$(0.72)
Acquisition related adjustments	3.2	3.2	0.05	4.6	4.6	0.08
Merger related costs	1.5	1.5	0.03	—	—	—
Restructuring costs	—	—	—	5.6	5.6	0.09
Executive severance	—	—	—	1.9	1.9	0.03
Forfeited executive stock awards	—	—	—	(1.2)	(1.2)	(0.02)
Impairment of goodwill	—	—	—	32.4	32.4	0.54
Deferred taxes and valuation allowance	—	0.1	—	—	1.4	0.02

Non-GAAP profit as adjusted	$(2.5)	$(4.8)	(0.08)	$3.9	$1.4	$0.02

Depreciation and other amortization	5.0			4.6
Stock-based compensation	1.6			1.7

Adjusted EBITDA	$4.1			$10.2

	Six Months Ended June 30, 2013			Six Months Ended July 1, 2012
	Operating Income (loss)	Net earnings (loss)	Earnings (loss) per share	Operating Income (loss)	Net earnings (loss)	Earnings (loss) per share
Operating loss as reported	$(18.8)	$(23.1)	$(0.38)	$(73.0)	$(285.4)	$(4.75)
Acquisition related adjustments	6.4	6.4	0.11	9.4	9.4	0.16
Merger related costs	4.7	4.7	0.08	—	—	—
Restructuring costs	0.1	0.1	—	5.6	5.6	0.09
Executive severance	—	—	—	1.9	1.9	0.03
Forfeited executive stock awards	—	—	—	(1.2)	(1.2)	(0.02)
Impairment of goodwill	—	—	—	47.3	47.3	0.79
Deferred taxes and valuation allowance	—	0.2	—	—	212.9	3.5

Non-GAAP profit as adjusted	$(7.6)	$(11.7)	(0.19)	$(10.0)	$(9.5)	$(0.16)

Depreciation and other amortization	9.3			9.0
Stock-based compensation	3.5			4.3

Adjusted EBITDA	$5.3			$3.3

INTERMEC, INC.

RECONCILIATION OF GAAP TO NON-GAAP OPERATING PROFIT (LOSS)

(Unaudited)

(In thousands)

	Three Months Ended June 30, 2013			Three Months Ended July 1, 2012
	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results
Total revenues	$192,141	$—	$192,141	$200,951		$200,951
Costs and expenses:
Cost of revenues	114,679	(1,987)	112,692	121,754	(3,649)	118,105
Research and development	22,187	—	22,187	20,431	—	20,431
Selling, general and administrative	62,431	(2,751)	59,680	61,412	(1,609)	59,803
Gain on sale of Assets	—	—	—	(1,255)	—	(1,255)
Restructuring costs	—	—	—	5,598	(5,598)	—
Impairment of goodwill	—	—	—	32,369	(32,369)	—

Total costs and expenses	199,297	(4,738)	194,559	240,309	(43,225)	197,084

Operating profit (loss)	$(7,156)	$4,738	$(2,418)	$(39,358)	$43,225	$3,867

	Six Months Ended June 30, 2013			Six Months Ended July 1, 2012
	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results
Total revenues	$391,531	$—	$391,531	$380,629	$—	$380,629
Costs and expenses:
Cost of revenues	237,902	(3,976)	233,926	235,507	(7,297)	228,210
Research and development	43,212	—	43,212	40,440	—	40,440
Selling, general and administrative	129,056	(7,096)	121,960	127,419	(2,810)	124,609
Impairment of goodwill	—	—	—	47,294	(47,294)	—
Gain on sale of assets	—	—	—	(2,655)	—	(2,655)
Restructuring costs	115	(115)	—	5,598	(5,598)	—

Total costs and expenses	410,285	(11,187)	399,098	453,603	(62,999)	390,604

Operating profit (loss)	$(18,754)	$11,187	$(7,567)	$(72,974)	$62,999	$(9,975)

INTERMEC, INC.

RECONCILIATION OF GAAP TO NON-GAAP GROSS MARGINS

(Unaudited)

(In thousands)

	Three Months Ended June 30, 2013			Six Months Ended June 30, 2013
	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted
Revenues:
Product	$150,398	$—	$150,398	$307,877	$—	$307,877
Service	41,743	—	41,743	83,654	—	83,654

Total revenues	$192,141	$—	$192,141	$391,531	$—	$391,531

Cost of revenues:
Product	$93,134	$(1,987)	$91,147	$194,619	$(3,976)	$190,643
Service	21,545	—	21,545	43,283	—	43,283

Total cost of revenues	$114,679	$(1,987)	$112,692	$237,902	$(3,976)	$233,926

Gross margins:
Product	38.1%		39.4%	36.8%		38.1%
Service	48.4%		48.4%	48.3%		48.3%
Total	40.3%		41.3%	39.2%		40.3%

	Three Months Ended July 1, 2012			Six Months Ended July 1, 2012
	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted
Revenues:
Product	$159,984	$—	$159,984	$298,000	$—	$298,000
Service	40,967		40,967	82,629	—	82,629

Total revenues	$200,951	$—	$200,951	$380,629	$—	$380,629

Cost of revenues:
Product	$100,920	$(3,649)	$97,271	$192,998	$(7,297)	$185,701
Service	20,834	—	20,834	42,509	—	42,509

Total cost of revenues	$121,754	$(3,649)	$118,105	$235,507	$(7,297)	$228,210

Gross margins:
Product	36.9%		39.2%	35.2%		37.7%
Service	49.1%		49.1%	48.6%		48.6%
Total	39.4%		41.2%	38.1%		40.0%

INTERMEC, INC.

SUPPLEMENTAL SALES INFORMATION BY CATEGORY

(Unaudited)

(Amounts in millions)

	Three Months Ended
	June 30, 2013	Percent of Revenues	July 1, 2012	Percent of Revenues	Percent Change in Revenues
Revenues by category:
Intermec-branded:
Systems and solutions	$85.9	44.7%	$96.9	48.2%	-11.4%
Printer and media	44.0	22.9%	40.3	20.1%	9.2%
Service	32.2	16.8%	33.2	16.5%	-3.0%
Voice solutions	29.9	15.6%	30.6	15.2%	-2.3%

Total revenues	$192.0	100.0%	$201.0	100.0%	-4.5%

	Six Months Ended
	June 30, 2013	Percent of Revenues	July 1, 2012	Percent of Revenues	Percent Change in Revenues
Revenues by category:
Intermec-branded:
Systems and solutions	$186.7	47.7%	$178.7	47.0%	4.5%
Printer and media	83.4	21.3%	77.4	20.3%	7.8%
Service	65.2	16.6%	66.5	17.5%	-2.0%
Voice solutions	56.2	14.4%	58.0	15.2%	-3.1%

Total revenues	$391.5	100.0%	$380.6	100.0%	2.9%

SUPPLEMENTAL SALES INFORMATION BY GEOGRAPHICAL REGION

(Unaudited)

(Amounts in millions)

	Three Months Ended
	June 30, 2013	Percent of Revenues	July 1, 2012	Percent of Revenues	Percent Change in Revenues
Revenues by geographic region:
North America	$96.0	50.0%	$101.2	50.3%	-5.1%
Europe, Middle East and Africa (EMEA)	62.6	32.6%	55.9	27.8%	12.0%
Latin America and Mexico (LATAM)	21.4	11.1%	26.7	13.3%	-19.9%
Asia Pacific (ASIAPAC)	12.0	6.3%	17.2	8.6%	-30.2%

Total revenues	$192.0	100.0%	$201.0	100.0%	-4.5%

	Six Months Ended
	June 30, 2013	Percent of Revenues	July 1, 2012	Percent of Revenues	Percent Change in Revenues
Revenues by geographic region:
North America	$192.7	49.2%	$192.8	50.7%	-0.1%
Europe, Middle East and Africa (EMEA)	134.9	34.5%	110.5	29.0%	22.1%
Latin America and Mexico (LATAM)	42.5	10.9%	46.5	12.2%	-8.6%
Asia Pacific (ASIAPAC)	21.4	5.4%	30.8	8.1%	-30.5%

Total revenues	$391.5	100.0%	$380.6	100.0%	2.9%